Shareholders' Equity - Accumulated Other Comprehensive Loss (Detail) (USD $) In Millions, unless otherwise specified	Nov. 30, 2013	Nov. 30, 2012
Accumulated Other Comprehensive Income (Loss) [Line Items]
Cumulative foreign currency translation adjustments, net	$ 234	$ (98)
Unrecognized pension expenses	(97)	(125)
Unrealized loss on marketable security	(7)	(13)
Net gains on cash flow derivative hedges	31	29
Accumulated other comprehensive income (loss)	$ 161	$ (207)